Exhibit 99.2

Discover Financial Services
GAAP Basis
(unaudited, dollars in thousands,
except per share statistics)	Quarter Ended							Nine Months Ended
	Aug 31, 2009	May 31, 2009	Feb 28, 2009	Nov 30, 2008	Aug 31, 2008	Aug 31, 2009 vs Aug 31, 2008		Aug 31, 2009	Aug 31, 2008	2009 vs 2008

Earnings Summary
Interest Income	$833,217	$857,984	$815,793	$736,006	$681,692	$151,525	22%	$2,506,994	$1,956,557	$550,437	28%
Interest Expense	304,401	320,005	312,720	329,672	305,643	(1,242)	(0%)	937,126	958,332	(21,206)	(2%)
Net Interest Income	528,816	537,979	503,073	406,334	376,049	152,767	41%	1,569,868	998,225	571,643	57%
Other Income 1	1,315,960	1,081,120	1,189,956	1,568,901	875,121	440,839	50%	3,587,036	2,695,557	891,479	33%
Revenue Net of Interest Expense	1,844,776	1,619,099	1,693,029	1,975,235	1,251,170	593,606	47%	5,156,904	3,693,782	1,463,122	40%
Provision for Loan Losses	380,999	643,861	937,813	714,176	364,838	16,161	4%	1,962,673	881,439	1,081,234	123%
Employee Compensation and Benefits	208,528	208,151	219,488	187,306	222,426	(13,898)	(6%)	636,167	658,086	(21,919)	(3%)
Marketing and Business Development	77,814	102,922	111,433	119,382	137,928	(60,114)	(44%)	292,169	411,519	(119,350)	(29%)
Information Processing & Communications	67,679	74,441	74,897	81,543	76,675	(8,996)	(12%)	217,017	234,400	(17,383)	(7%)
Professional Fees	83,746	74,550	70,123	111,645	82,775	971	1%	228,419	237,839	(9,420)	(4%)
Premises and Equipment	18,437	18,223	18,072	20,676	20,274	(1,837)	(9%)	54,732	59,718	(4,986)	(8%)
Other Expense	67,634	82,341	65,110	73,530	72,469	(4,835)	(7%)	215,085	220,153	(5,068)	(2%)
Total Other Expense	523,838	560,628	559,123	594,082	612,547	(88,709)	(14%)	1,643,589	1,821,715	(178,126)	(10%)
Income Before Income Taxes 1	939,939	414,610	196,093	666,977	273,785	666,154	NM	1,550,642	990,628	560,014	57%
Tax Expense	362,485	188,810	75,699	223,336	94,885	267,600	NM	626,994	371,356	255,638	69%
Income From Continuing Operations 1	577,454	225,800	120,394	443,641	178,900	398,554	NM	923,648	619,272	304,376	49%
Discontinued Operations, Net of Tax 2	0	0	0	(11,306)	1,153	(1,153)	(100%)	0	(123,857)	123,857	100%
Net Income 1, 2	$577,454	$225,800	$120,394	$432,335	$180,053	$397,401	NM	$923,648	$495,415	$428,233	86%

Net Income Available to Common Stockholders 1, 2 , 3	$559,387	$209,246	$120,394	$432,335	$180,053	$379,334	NM	$889,027	$495,415	$393,612	79%

Effective Tax Rate From Continuing Operations	38.6%	45.5%	38.6%	33.5%	34.7%			40.4%	37.5%

Balance Sheet Statistics 4
Total Assets	$42,698,290	$41,518,288	$40,606,518	$39,892,382	$37,283,548	$5,414,742	15%	$42,698,290	$37,283,548	$5,414,742	15%
Tangible Assets	$42,245,313	$41,063,390	$40,149,699	$39,433,642	$36,822,429	$5,422,884	15%	$42,245,313	$36,822,429	$5,422,884	15%
Total Equity	$8,386,202	$7,415,640	$5,999,351	$5,915,823	$6,000,393	$2,385,809	40%	$8,386,202	$6,000,393	$2,385,809	40%
Total Common Equity	$7,231,463	$6,263,661	$5,999,351	$5,915,823	$6,000,393	$1,231,070	21%	$7,231,463	$6,000,393	$1,231,070	21%
Total Common Equity/Total Assets	16.9%	15.1%	14.8%	14.8%	16.1%			16.9%	16.1%
Total Common Equity/Net Loans - Owned	31%	25%	23%	25%	29%			31%	29%
ROE 1, 2	28%	12%	8%	29%	12%			17%	11%
ROE from Continuing Operations 1	28%	12%	8%	30%	12%			17%	14%

Allowance for Loan Loss (period end)	$1,832,360	$1,986,473	$1,878,942	$1,374,585	$959,769	$872,591	91%	$1,832,360	$959,769	$872,591	91%
Change in Loan Loss Reserves	$(154,113)	$107,531	$504,357	$414,816	$112,994	$(267,107)	NM	$457,775	$199,844	$257,931	129%
Reserve Rate	7.19%	7.24%	6.70%	5.45%	4.41%	278	bps	7.19%	4.41%	278	bps
Interest-only Strip Receivable (period end)	$162,252	$94,670	$198,536	$300,120	$408,649	$(246,397)	(60%)	$162,252	$408,649	$(246,397)	(60%)
Net Revaluation of Retained Interests	$68,880	$(92,954)	$(98,242)	$(116,335)	$(33,513)	$102,393	NM	$(122,316)	$(2,989)	$(119,327)	NM

Per Share Statistics
Basic EPS 1, 2, 5	$1.09	$0.43	$0.25	$0.90	$0.38	$0.71	187%	$1.81	$1.03	$0.78	76%
Basic EPS from Continuing Operations 1, 5	$1.09	$0.43	$0.25	$0.92	$0.38	$0.71	187%	$1.81	$1.29	$0.52	40%
Diluted EPS 1, 2, 5	$1.07	$0.43	$0.25	$0.89	$0.37	$0.70	189%	$1.79	$1.03	$0.76	74%
Diluted EPS from Continuing Operations 1, 5	$1.07	$0.43	$0.25	$0.92	$0.37	$0.70	189%	$1.79	$1.28	$0.51	40%
Common Stock Price (period end)	$13.75	$9.56	$5.73	$10.23	$16.45	$(2.70)	(16%)	$13.75	$16.45	$(2.70)	(16%)
Book Value	$15.45	$15.40	$12.46	$12.32	$12.51	$2.94	24%	$15.45	$12.51	$2.94	24%
Ending Common Shares Outstanding (000's)	542,749	481,676	481,459	479,987	479,764	62,985	13%	542,749	479,764	62,985	13%
Weighted Average Common Shares Outstanding (000's)	513,098	481,636	480,497	479,931	479,618	33,480	7%	491,839	479,138	12,701	3%
Weighted Average Common Shares Outstanding (fully diluted) (000's)	520,579	484,965	485,043	484,558	484,128	36,451	8%	496,504	483,325	13,179	3%

Loan Receivables 4
Total Loans - Owned	$25,489,809	$27,441,514	$28,034,208	$25,216,611	$21,767,483	$3,722,326	17%	$25,489,809	$21,767,483	$3,722,326	17%
Less: Allowance for Loan Loss (period end)	1,832,360	1,986,473	1,878,942	1,374,585	959,769	872,591	91%	1,832,360	959,769	872,591	91%
Net Loans - Owned	$23,657,449	$25,455,041	$26,155,266	$23,842,026	$20,807,714	$2,849,735	14%	$23,657,449	$20,807,714	$2,849,735	14%
Average Total Loans - Owned	$26,380,203	$28,257,484	$27,733,143	$22,945,494	$21,053,804	$5,326,399	25%	$27,454,927	$20,820,031	$6,634,896	32%

Interest Yield	12.10%	11.54%	11.24%	11.36%	11.41%	69	bps	11.62%	10.72%	90	bps
Net Principal Charge-off Rate	8.05%	7.53%	6.34%	5.25%	4.76%	329	bps	7.30%	4.36%	294	bps
Delinquency Rate (over 30 days)	4.86%	4.87%	5.04%	4.35%	3.58%	128	bps	4.86%	3.58%	128	bps
Delinquency Rate (over 90 days)	2.46%	2.60%	2.57%	2.06%	1.73%	73	bps	2.46%	1.73%	73	bps

Transactions Processed on Networks (000's)
Discover Network	390,643	366,315	369,647	377,356	388,504	2,139	1%	1,126,605	1,138,012	(11,407)	(1%)
PULSE Network	753,201	762,175	686,527	644,045	713,791	39,410	6%	2,201,903	2,038,267	163,636	8%
Total	1,143,844	1,128,490	1,056,174	1,021,401	1,102,295	41,549	4%	3,328,508	3,176,279	152,229	5%

Volume
PULSE Network	28,051,978	$29,128,044	$27,454,173	$25,033,235	$28,364,575	$(312,597)	(1%)	84,634,195	$80,978,873	$3,655,322	5%
Third-Party Issuers	1,446,308	1,340,532	1,362,446	1,538,013	1,711,617	(265,309)	(16%)	4,149,286	4,860,566	(711,280)	(15%)
Diners Club International 6	6,465,990	6,240,604	6,293,574	7,457,893	5,227,795	1,238,195	24%	19,000,168	5,227,795	13,772,373	NM
Total Third-Party Payments	35,964,276	36,709,180	35,110,193	34,029,141	35,303,987	660,289	2%	107,783,649	91,067,234	16,716,415	18%
Discover Network - Proprietary 7	23,579,434	21,972,596	22,424,367	22,875,272	25,117,321	(1,537,887)	(6%)	67,976,397	72,813,171	(4,836,774)	(7%)
Total	$59,543,710	$58,681,776	$57,534,560	$56,904,413	$60,421,308	$(877,598)	(1%)	$175,760,046	$163,880,405	$11,879,641	7%

Discover Financial Services
Managed Basis 8
(unaudited, dollars in thousands)
	Quarter Ended					Aug 31, 2009		Nine Months Ended
	Aug 31, 2009	May 31, 2009	Feb 28, 2009	Nov 30, 2008	Aug 31, 2008	vs Aug 31, 2008		Aug 31, 2009	Aug 31, 2008	2009 vs 2008

Earnings Summary
Interest Income	$1,664,081	$1,607,452	$1,603,849	$1,682,267	$1,638,250	$25,831	2%	$4,875,382	$4,863,562	$11,820	0%
Interest Expense	392,642	414,063	438,417	602,450	534,887	(142,245)	(27%)	1,245,122	1,754,469	(509,347)	(29%)
Net Interest Income	1,271,439	1,193,389	1,165,432	1,079,817	1,103,363	168,076	15%	3,630,260	3,109,093	521,167	17%
Other Income 1	1,116,765	893,081	923,457	1,287,213	536,997	579,768	108%	2,933,303	1,665,883	1,267,420	76%
Revenue Net of Interest Expense	2,388,204	2,086,470	2,088,889	2,367,030	1,640,360	747,844	46%	6,563,563	4,774,976	1,788,587	37%
Provision for Loan Losses	924,427	1,111,232	1,333,673	1,105,971	754,028	170,399	23%	3,369,332	1,962,633	1,406,699	72%
Employee Compensation and Benefits	208,528	208,151	219,488	187,306	222,426	(13,898)	(6%)	636,167	658,086	(21,919)	(3%)
Marketing and Business Development	77,814	102,922	111,433	119,382	137,928	(60,114)	(44%)	292,169	411,519	(119,350)	(29%)
Information Processing & Communications	67,679	74,441	74,897	81,543	76,675	(8,996)	(12%)	217,017	234,400	(17,383)	(7%)
Professional Fees	83,746	74,550	70,123	111,645	82,775	971	1%	228,419	237,839	(9,420)	(4%)
Premises and Equipment	18,437	18,223	18,072	20,676	20,274	(1,837)	(9%)	54,732	59,718	(4,986)	(8%)
Other Expense	67,634	82,341	65,110	73,530	72,469	(4,835)	(7%)	215,085	220,153	(5,068)	(2%)
Total Other Expense	523,838	560,628	559,123	594,082	612,547	(88,709)	(14%)	1,643,589	1,821,715	(178,126)	(10%)
Income Before Income Taxes 1	939,939	414,610	196,093	666,977	273,785	666,154	NM	1,550,642	990,628	560,014	57%
Tax Expense	362,485	188,810	75,699	223,336	94,885	267,600	NM	626,994	371,356	255,638	69%
Income From Continuing Operations 1	577,454	225,800	120,394	443,641	178,900	398,554	NM	923,648	619,272	304,376	49%
Discontinued Operations, Net of Tax 2	0	0	0	(11,306)	1,153	(1,153)	(100%)	0	(123,857)	123,857	100%
Net Income 1, 2	$577,454	$225,800	$120,394	$432,335	$180,053	$397,401	NM	$923,648	$495,415	$428,233	86%

Balance Sheet Statistics 4
Total Assets	$67,794,309	$64,846,824	$63,231,657	$65,620,476	$65,632,825	$2,161,484	3%	$67,794,309	$65,632,825	$2,161,484	3%
Tangible Managed Assets	$67,341,332	$64,391,926	$62,774,838	$65,161,736	$65,171,706	$2,169,626	3%	$67,341,332	$65,171,706	$2,169,626	3%
Total Equity 9	$8,386,202	$7,415,640	$5,999,351	$5,915,823	$6,000,393	$2,385,809	40%	$8,386,202	$6,000,393	$2,385,809	40%
Total Common Equity 9	$7,231,463	$6,263,661	$5,999,351	$5,915,823	$6,000,393	$1,231,070	21%	$7,231,463	$6,000,393	$1,231,070	21%
Tangible Common Equity 9, 10	$6,778,486	$5,808,763	$5,542,532	$5,457,083	$5,539,274	$1,239,212	22%	$6,778,486	$5,539,274	$1,239,212	22%
Total Common Equity/Tangible Managed Assets 11	10.7%	9.7%	9.6%	9.1%	9.2%			10.7%	9.2%
Tangible Common Equity/Tangible Managed Assets 10, 12	10.1%	9.0%	8.8%	8.4%	8.5%			10.1%	8.5%
Tangible Common Equity/Net Loans - Managed 10	13.8%	11.8%	11.3%	11.0%	11.2%			13.8%	11.2%
Tangible Common Equity per share 10	$12.49	$12.06	$11.51	$11.37	$11.55	$0.94	8%	$12.49	$11.55	$0.94	8%

Net Yield on Managed Loan Receivables	9.90%	9.26%	9.11%	8.56%	8.95%	95	bps	9.42%	8.54%	88	bps
Return on Managed Loan Receivables 1	4.49%	1.75%	0.94%	3.52%	1.45%	304	bps	2.40%	1.70%	70	bps
Reserve Rate (excluding guaranteed student loans) 13	7.45%	7.36%	6.78%	5.48%	4.42%	303	bps	7.45%	4.42%	303	bps

Loan Receivables 4
Total Loans - Managed	$50,903,845	$51,032,382	$50,888,704	$51,095,278	$50,427,305	$476,540	1%	$50,903,845	$50,427,305	$476,540	1%
Less: Allowance for Loan Loss (period end)	1,832,360	1,986,473	1,878,942	1,374,585	959,769	872,591	91%	1,832,360	959,769	872,591	91%
Net Loans - Managed	$49,071,485	$49,045,909	$49,009,762	$49,720,693	$49,467,536	$(396,051)	(1%)	$49,071,485	$49,467,536	$(396,051)	(1%)
Average Total Loans - Managed	$50,971,056	$51,132,761	$51,877,845	$50,707,090	$49,019,083	$1,951,973	4%	$51,323,201	$48,449,945	$2,873,256	6%

Managed Interest Yield	12.73%	12.19%	12.17%	12.65%	12.67%	6	bps	12.36%	12.59%	(23)	bps
Managed Net Principal Charge-off Rate	8.39%	7.79%	6.48%	5.48%	5.20%	319	bps	7.56%	4.84%	272	bps
Managed Delinquency Rate (over 30 days)	5.10%	5.08%	5.25%	4.56%	3.85%	125	bps	5.10%	3.85%	125	bps
Managed Delinquency Rate (over 90 days)	2.60%	2.73%	2.69%	2.17%	1.88%	72	bps	2.60%	1.88%	72	bps

Total Discover Card Volume	$23,955,402	$24,336,751	$23,964,577	$25,318,553	$28,611,680	$(4,656,278)	(16%)	$72,256,730	$80,415,502	$(8,158,772)	(10%)
Discover Card Sales Volume	$22,768,927	$21,494,174	$21,293,757	$22,025,264	$24,601,611	$(1,832,684)	(7%)	$65,556,858	$70,214,515	$(4,657,657)	(7%)

Segment - Income Before Income Taxes
U.S. Card 1	$912,800	$387,902	$167,167	$646,427	$245,241	$667,559	NM	$1,467,869	$929,767	$538,102	58%
Third-Party Payments	27,139	26,708	28,926	20,550	28,544	(1,405)	(5%)	82,773	60,861	21,912	36%
Total 1	$939,939	$414,610	$196,093	$666,977	$273,785	$666,154	NM	$1,550,642	$990,628	$560,014	57%

Discover Financial Services
U.S. Card Segment
Managed Basis 8
(unaudited, dollars in thousands)
	Quarter Ended					Aug 31, 2009		Nine Months Ended
	Aug 31, 2009	May 31, 2009	Feb 28, 2009	Nov 30, 2008	Aug 31, 2008	vs Aug 31, 2008		Aug 31, 2009	Aug 31, 2008	2009 vs 2008

Earnings Summary
Interest Income	$1,663,886	$1,607,114	$1,603,362	$1,680,925	$1,637,588	$26,298	2%	$4,874,362	$4,861,739	$12,623	0%
Interest Expense	392,592	414,002	438,338	602,386	534,870	(142,278)	(27%)	1,244,932	1,754,450	(509,518)	(29%)
Net Interest Income	1,271,294	1,193,112	1,165,024	1,078,539	1,102,718	168,576	15%	3,629,430	3,107,289	522,141	17%
Other Income 1	1,055,529	834,630	863,223	1,234,100	482,311	573,218	119%	2,753,382	1,539,796	1,213,586	79%
Revenue Net of Interest Expense	2,326,823	2,027,742	2,028,247	2,312,639	1,585,029	741,794	47%	6,382,812	4,647,085	1,735,727	37%
Provision for Loan Losses	924,427	1,111,232	1,333,673	1,105,971	754,028	170,399	23%	3,369,332	1,962,633	1,406,699	72%
Total Other Expense	489,596	528,608	527,407	560,241	585,760	(96,164)	(16%)	1,545,611	1,754,685	(209,074)	(12%)
Income Before Income Taxes 1	$912,800	$387,902	$167,167	$646,427	$245,241	$667,559	NM	$1,467,869	$929,767	$538,102	58%

Net Yield on Managed Loan Receivables	9.90%	9.26%	9.11%	8.55%	8.95%	95	bps	9.42%	8.54%	88	bps
Pretax Return on Managed Loan Receivables 1	7.10%	3.01%	1.31%	5.13%	1.99%	511	bps	3.81%	2.55%	126	bps

Loan Receivables
Total Loans - Managed	$50,903,845	$51,032,382	$50,888,704	$51,095,278	$50,427,305	$476,540	1%	$50,903,845	$50,427,305	$476,540	1%
Average Total Loans - Managed	$50,971,056	$51,132,761	$51,877,845	$50,707,090	$49,019,083	$1,951,973	4%	$51,323,201	$48,449,945	$2,873,256	6%

Managed Interest Yield	12.73%	12.19%	12.17%	12.65%	12.67%	6	bps	12.36%	12.59%	(23)	bps
Managed Net Principal Charge-off Rate	8.39%	7.79%	6.48%	5.48%	5.20%	319	bps	7.56%	4.84%	272	bps
Managed Delinquency Rate (over 30 days)	5.10%	5.08%	5.25%	4.56%	3.85%	125	bps	5.10%	3.85%	125	bps
Managed Delinquency Rate (over 90 days)	2.60%	2.73%	2.69%	2.17%	1.88%	72	bps	2.60%	1.88%	72	bps

Credit Card Loans
Credit Card Loans - Managed	$48,135,639	$48,903,632	$49,011,177	$49,692,974	$49,348,507	$(1,212,868)	(2%)	$48,135,639	$49,348,507	$(1,212,868)	(2%)
Average Credit Card Loans - Managed	$48,641,890	$49,108,321	$50,254,235	$49,420,412	$48,168,124	$473,766	1%	$49,328,104	$47,835,442	$1,492,662	3%

Managed Interest Yield	12.99%	12.37%	12.28%	12.72%	12.70%	29	bps	12.54%	12.62%	(8)	bps
Managed Net Principal Charge-off Rate	8.63%	7.99%	6.61%	5.59%	5.28%	335	bps	7.74%	4.90%	284	bps
Managed Delinquency Rate (over 30 days)	5.31%	5.23%	5.41%	4.66%	3.92%	139	bps	5.31%	3.92%	139	bps
Managed Delinquency Rate (over 90 days)	2.72%	2.82%	2.78%	2.22%	1.92%	80	bps	2.72%	1.92%	80	bps

Total Discover Card Volume	$23,955,402	$24,336,751	$23,964,577	$25,318,553	$28,611,680	$(4,656,278)	(16%)	$72,256,730	$80,415,502	$(8,158,772)	(10%)
Discover Card Sales Volume	$22,768,927	$21,494,174	$21,293,757	$22,025,264	$24,601,611	$(1,832,684)	(7%)	$65,556,858	$70,214,515	$(4,657,657)	(7%)

Discover Financial Services
Third-Party Payments Segment
(unaudited, dollars in thousands)
	Quarter Ended					Aug 31, 2009		Nine Months Ended
	Aug 31, 2009	May 31, 2009	Feb 28, 2009	Nov 30, 2008	Aug 31, 2008	vs Aug 31, 2008		Aug 31, 2009	Aug 31, 2008	2009 vs 2008

Earnings Summary
Interest Income	$195	$338	$487	$1,342	$662	$(467)	(71%)	$1,020	$1,823	$(803)	(44%)
Interest Expense	50	61	79	64	17	33	NM	190	19	171	NM
Net Interest Income	145	277	408	1,278	645	(500)	(78%)	830	1,804	(974)	(54%)
Other Income	61,236	58,451	60,234	53,113	54,686	6,550	12%	179,921	126,087	53,834	43%
Revenue Net of Interest Expense	61,381	58,728	60,642	54,391	55,331	6,050	11%	180,751	127,891	52,860	41%
Provision for Loan Losses	-	-	-	-	-	-	NM	-	-	-	NM
Total Other Expense	34,242	32,020	31,716	33,841	26,787	7,455	28%	97,978	67,030	30,948	46%
Income Before Income Taxes	$27,139	$26,708	$28,926	$20,550	$28,544	$(1,405)	(5%)	$82,773	$60,861	$21,912	36%

Volume
PULSE Network	28,051,978	$29,128,044	$27,454,173	$25,033,235	$28,364,575	$(312,597)	(1%)	84,634,195	$80,978,873	$3,655,322	5%
Third-Party Issuers	1,446,308	1,340,532	1,362,446	1,538,013	1,711,617	(265,309)	(16%)	4,149,286	4,860,566	(711,280)	(15%)
Diners Club International 6	6,465,990	6,240,604	6,293,574	7,457,893	5,227,795	1,238,195	24%	19,000,168	5,227,795	13,772,373	NM
Total Third-Party Payments	$35,964,276	$36,709,180	$35,110,193	$34,029,141	$35,303,987	$660,289	2%	$107,783,649	$91,067,234	$16,716,415	18%

Transactions Processed on PULSE Network (000's)	753,201	762,175	686,527	644,045	713,791	39,410	6%	2,201,903	2,038,267	163,636	8%

1	The quarters ended November 30, 2008, February 28, 2009, May 31, 2009 and August 31, 2009 include $864 million pre-tax (estimated $535 million after-tax), $475 million pre-tax (estimated $297 million after-tax), $473 million pre-tax (estimated $295 million after-tax), and $472 million pre-tax (estimated $287 million after-tax), respectively related to the Visa/Mastercard antitrust litigation settlement.

2	The nine months ended August 31, 2008 includes a loss from discontinued operations, net of tax, of $124 million consisting of a $153 million loss related to the sale of the Goldfish business partially offset by income of $29 million related to the Goldfish business operations.

3	Net income available to common stockholders equals net income less dividends and accretion of discount on shares of preferred stock.

4	Based on continuing operations except equity and ROE. Equity includes $1.2 billion of preferred stock and $7.2 billion of common equity as of August 31, 2009.

5	Earnings per share is based on net income available to common stockholders.

6	Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

7	Gross proprietary sales volume on the Discover Network.

8	Managed basis assumes that loans that have been securitized were not sold and presents financial information regarding these loans in a manner similar to the presentation of financial information regarding loans that have not been sold. See Reconciliation of GAAP to Managed Data schedule.

9	Balance on a GAAP and Managed basis is the same.

10	Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. The Company believes TCE is a more meaningful valuation to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Managed Data schedule.

11	Represents total common equity divided by total managed assets less goodwill and intangibles.

12	Represents total common equity less goodwill and intangibles divided by total managed assets less goodwill and intangibles.

13	Reserve Rate (excluding guaranteed student loans), a non-GAAP financial measure, represents the allowance for loan losses as a percentage of total loans excluding guaranteed student loans. The Company believes that a reserve rate excluding the government guaranteed portion of student loans is a more meaningful valuation to investors of the portion of the portfolio that has a risk of loss. For a corresponding reconciliation of loans excluding the guaranteed portion of student loans to a GAAP financial measure, see Reconciliation of GAAP to Managed Data schedule.

14	Securitization Adjustments present the effect of loan securitization by recharacterizing as securitization income the portions of the following items that relate to the securitized loans: interest income, interest expense, provision for loan losses, discount and interchange revenue and loan fee revenues. Securitization income is reported in other income.

DISCOVER FINANCIAL SERVICES

RECONCILIATION OF GAAP TO MANAGED DATA

The following pages present a reconciliation for certain information disclosed in the financial data supplement.

The data is presented on both a "managed" loan basis and as reported under generally accepted accounting principles ("owned" loan basis). Managed loan data assume that the company's securitized loan receivables have not been sold and presents the results of securitized loan receivables in the same manner as the company's owned loans. The company operates its business and analyzes its financial performance on a managed basis. Accordingly, underwriting and servicing standards are comparable for both owned and securitized loans. The company believes that managed loan information is useful to investors because it provides information regarding the quality of loan origination and credit performance of the entire managed portfolio and allows investors to understand the related credit risks inherent in owned loans and retained interests in securitizations. Managed loan data is also relevant because the company services the securitized and owned loans, and the related accounts, in the same manner without regard to ownership of the loans. In addition, investors often request information on a managed basis which provides a more meaningful comparison to industry competitors.

Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles.  A reconcilation of TCE to common equity, a GAAP financial measure, is shown on the pages that follow.  Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies.  TCE, TCE as a percentage of tangible managed assets, TCE as a percentage of net managed loans and TCE per share are included because management believes that common equity excluding goodwill and intangibles is a more meaningful valuation to investors of the true net asset value of the company.

Reserve rate (excluding guaranteed student loans), a non-GAAP financial measure, represents the allowance for loan losses as a percentage of total loans excluding guaranteed student loans. A reconciliation of total loans, a GAAP financial measure, to loans excluding the guaranteed portion of student loans is shown on the pages that follow. A portion of the Company's student loans are 97% guaranteed by the federal government under the Federal Family Education Loan Program. These guaranteed student loans carry little default risk and therefore, are reserved at a significantly lower rate than the remaining portfolio. Management believes that a reserve rate excluding the government guaranteed portion of student loans is a more meaningful valuation to investors of the portion of the portfolio that has a risk of loss.

Discover Financial Services
Reconciliation of GAAP to Managed Data 8
(unaudited, dollars in thousands)

	Quarter Ended					Nine Months Ended
	Aug 31, 2009	May 31, 2009	Feb 28, 2009	Nov 30, 2008	Aug 31, 2008	Aug 31, 2009	Aug 31, 2008

Interest Income
GAAP Basis	$833,217	$857,984	$815,793	$736,006	$681,692	$2,506,994	$1,956,557
Securitization Adjustments 14	830,864	749,468	788,056	946,261	956,558	2,368,388	2,907,005
Managed Basis	$1,664,081	$1,607,452	$1,603,849	$1,682,267	$1,638,250	$4,875,382	$4,863,562

Interest Expense
GAAP Basis	$304,401	$320,005	$312,720	$329,672	$305,643	$937,126	$958,332
Securitization Adjustments	88,241	94,058	125,697	272,778	229,244	307,996	796,137
Managed Basis	$392,642	$414,063	$438,417	$602,450	$534,887	$1,245,122	$1,754,469

Net Interest Income
GAAP Basis	$528,816	$537,979	$503,073	$406,334	$376,049	$1,569,868	$998,225
Securitization Adjustments	742,623	655,410	662,359	673,483	727,314	2,060,392	2,110,868
Managed Basis	$1,271,439	$1,193,389	$1,165,432	$1,079,817	$1,103,363	$3,630,260	$3,109,093

Other Income
GAAP Basis	$1,315,960	$1,081,120	$1,189,956	$1,568,901	$875,121	$3,587,036	$2,695,557
Securitization Adjustments	(199,195)	(188,039)	(266,499)	(281,688)	(338,124)	(653,733)	(1,029,674)
Managed Basis	$1,116,765	$893,081	$923,457	$1,287,213	$536,997	$2,933,303	$1,665,883

Revenue Net of Interest Expense
GAAP Basis	$1,844,776	$1,619,099	$1,693,029	$1,975,235	$1,251,170	$5,156,904	$3,693,782
Securitization Adjustments	543,428	467,371	395,860	391,795	389,190	1,406,659	1,081,194
Managed Basis	$2,388,204	$2,086,470	$2,088,889	$2,367,030	$1,640,360	$6,563,563	$4,774,976

Provision for Loan Losses
GAAP Basis	$380,999	$643,861	$937,813	$714,176	$364,838	$1,962,673	$881,439
Securitization Adjustments	543,428	467,371	395,860	391,795	389,190	1,406,659	1,081,194
Managed Basis	$924,427	$1,111,232	$1,333,673	$1,105,971	$754,028	$3,369,332	$1,962,633

Total Assets
GAAP Basis	$42,698,290	$41,518,288	$40,606,518	$39,892,382	$37,283,548	$42,698,290	$37,283,548
Securitization Adjustments	25,096,019	23,328,536	22,625,139	25,728,094	28,349,277	25,096,019	28,349,277
Managed Basis	$67,794,309	$64,846,824	$63,231,657	$65,620,476	$65,632,825	$67,794,309	$65,632,825

Tangible Assets
GAAP Basis	$42,245,313	$41,063,390	$40,149,699	$39,433,642	$36,822,429	$42,245,313	$36,822,429
Securitization Adjustments	25,096,019	23,328,536	22,625,139	25,728,094	28,349,277	25,096,019	28,349,277
Managed Basis	$67,341,332	$64,391,926	$62,774,838	$65,161,736	$65,171706	$67,341,332	$65,171,706

Total Common Equity	$7,231,463	$6,263,661	$5,999,351	$5,915,823	$6,000,393	$7,231,463	$6,000,393
Less: Goodwill	255,421	255,421	255,421	255,421	255,421	255,421	255,421
Less: Intangibles	197,556	199,477	201,398	203,319	205,698	197,556	205,698
Tangible Common Equity	$6,778,486	$5,808,763	$5,542,532	$5,457,083	$5,539,274	$6,778,486	$5,539,274

Total Common Equity/Tangible Assets
GAAP Basis	17.1%	15.3%	14.9%	15.0%	16.3%	17.1%	16.3%
Securitization Adjustments	28.8%	26.8%	26.5%	23.0%	21.2%	28.8%	21.2%
Managed Basis	10.7%	9.7%	9.6%	9.1%	9.2%	10.7%	9.2%

Tangible Common Equity/Tangible Assets
GAAP Basis	16.0%	14.1%	13.8%	13.8%	15.0%	16.0%	15.0%
Securitization Adjustments	27.0%	24.9%	24.5%	21.2%	19.5%	27.0%	19.5%
Managed Basis	10.1%	9.0%	8.8%	8.4%	8.5%	10.1%	8.5%

Total Common Equity/Net Loans
GAAP Basis	30.6%	24.6%	22.9%	24.8%	28.8%	30.6%	28.8%
Securitization Adjustments	28.5%	26.6%	26.3%	22.9%	20.9%	28.5%	20.9%
Managed Basis	14.7%	12.8%	12.2%	11.9%	12.1%	14.7%	12.1%

Tangible Common Equity/Net Loans
GAAP Basis	28.7%	22.8%	21.2%	22.9%	26.6%	28.7%	26.6%
Securitization Adjustments	26.7%	24.6%	24.3%	21.1%	19.3%	26.7%	19.3%
Managed Basis	13.8%	11.8%	11.3%	11.0%	11.2%	13.8%	11.2%

Book Value	$15.45	$15.40	$12.46	12.32	$12.51	$15.45	$12.51
Less: Goodwill	(0.47)	(0.53)	(0.53)	(0.53)	(0.53)	(0.47)	(0.53)
Less: Intangibles	(0.36)	(0.41)	(0.42)	(0.42)	(0.43)	(0.36)	(0.43)
Less: Preferred Stock	(2.13)	(2.40)	0.00	0.00	0.00	(2.13)	0.00
Tangible Common Equity per share	$12.49	$12.06	$11.51	$11.37	$11.55	$12.49	$11.55

Loan Receivables
Total Loans
GAAP Basis	$25,489,809	$27,441,514	$28,034,208	$25,216,611	$21,767,483	$25,489,809	$21,767,483
Securitization Adjustments	25,414,036	23,590,868	22,854,496	25,878,667	28,659,822	25,414,036	28,659,822
Managed Basis	$50,903,845	$51,032,382	$50,888,704	$51,095,278	$50,427,305	$50,903,845	$50,427,305

Total Loans - GAAP Basis	$25,489,809	27,441,514	$28,034,208	$25,216,611	$21,767,483	$25,489,809	$21,767,483
Less: Guaranteed portion of student loans	889,963	448,648	334,847	152,135	66,302	889,963	66,302
Total Loans excluding guaranteed portion of student loans	$24,599,846	$26,992,866	$27,699,361	$25,064,476	$21,701,181	$24,599,846	$21,701,181

Average Total Loans
GAAP Basis	$26,380,203	$28,257,484	$27,733,143	$22,945,494	$21,053,804	$27,454,927	$20,820,031
Securitization Adjustments	24,590,853	22,875,277	24,144,702	27,761,596	27,965,279	23,868,274	27,629,914
Managed Basis	$50,971,056	$51,132,761	$51,877,845	$50,707,090	$49,019,083	$51,323,201	$48,449,945

Interest Yield
GAAP Basis	12.10%	11.54%	11.24%	11.36%	11.41%	11.62%	10.72%
Securitization Adjustments	13.40%	13.00%	13.24%	13.71%	13.61%	13.22%	14.00%
Managed Basis	12.73%	12.19%	12.17%	12.65%	12.67%	12.36%	12.59%

Net Yield on Managed Loan Receivables
GAAP Basis	7.95%	7.55%	7.36%	7.12%	7.11%	7.62%	6.38%
Securitization Adjustments	11.98%	11.37%	11.13%	9.76%	10.35%	11.50%	10.17%
Managed Basis	9.90%	9.26%	9.11%	8.56%	8.95%	9.42%	8.54%

Net Principal Charge-off Rate
GAAP Basis	8.05%	7.53%	6.34%	5.25%	4.76%	7.30%	4.36%
Securitization Adjustments	8.77%	8.11%	6.65%	5.68%	5.54%	7.85%	5.21%
Managed Basis	8.39%	7.79%	6.48%	5.48%	5.20%	7.56%	4.84%

Delinquency Rate (over 30 days)
GAAP Basis	4.86%	4.87%	5.04%	4.35%	3.58%	4.86%	3.58%
Securitization Adjustments	5.35%	5.32%	5.52%	4.77%	4.06%	5.35%	4.06%
Managed Basis	5.10%	5.08%	5.25%	4.56%	3.85%	5.10%	3.85%

Delinquency Rate (over 90 days)
GAAP Basis	2.46%	2.60%	2.57%	2.06%	1.73%	2.46%	1.73%
Securitization Adjustments	2.74%	2.88%	2.83%	2.27%	2.00%	2.74%	2.00%
Managed Basis	2.60%	2.73%	2.69%	2.17%	1.88%	2.60%	1.88%

Credit Card Loans
Credit Card Loans
GAAP Basis	$22,721,603	$25,312,764	$26,156,681	$23,814,307	$20,688,685	$22,721,603	$20,688,685
Securitization Adjustments	25,414,036	23,590,868	22,854,496	25,878,667	28,659,822	25,414,036	28,659,822
Managed Basis	$48,135,639	$48,903,632	$49,011,177	$49,692,974	$49,348,507	$48,135,639	$49,348,507

Average Credit Card Loans
GAAP Basis	$24,051,037	$26,233,044	$26,109,533	$21,658,816	$20,202,845	$25,459,830	$20,205,528
Securitization Adjustments	24,590,853	22,875,277	24,144,702	27,761,596	27,965,279	23,868,274	27,629,914
Managed Basis	$48,641,890	$49,108,321	$50,254,235	$49,420,412	$48,168,124	$49,328,104	$47,835,442

Interest Yield
GAAP Basis	12.56%	11.81%	11.39%	11.45%	11.45%	11.91%	10.73%
Securitization Adjustments	13.40%	13.00%	13.24%	13.71%	13.61%	13.22%	14.00%
Managed Basis	12.99%	12.37%	12.28%	12.72%	12.70%	12.54%	12.62%

Net Principal Charge-off Rate
GAAP Basis	8.48%	7.88%	6.58%	5.47%	4.92%	7.63%	4.47%
Securitization Adjustments	8.77%	8.11%	6.65%	5.68%	5.54%	7.85%	5.21%
Managed Basis	8.63%	7.99%	6.61%	5.59%	5.28%	7.74%	4.90%

Delinquency Rate (over 30 days)
GAAP Basis	5.27%	5.15%	5.32%	4.55%	3.72%	5.27%	3.72%
Securitization Adjustments	5.35%	5.32%	5.52%	4.77%	4.06%	5.35%	4.06%
Managed Basis	5.31%	5.23%	5.41%	4.66%	3.92%	5.31%	3.92%

Delinquency Rate (over 90 days)
GAAP Basis	2.70%	2.77%	2.73%	2.16%	1.81%	2.70%	1.81%
Securitization Adjustments	2.74%	2.88%	2.83%	2.27%	2.00%	2.74%	2.00%
Managed Basis	2.72%	2.82%	2.78%	2.22%	1.92%	2.72%	1.92%